1 WSFS Financial Corporation 1Q 2023 Earnings Release Supplement April 2023 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, ability to successfully integrate and fully realize the cost savings and other benefits of our recent acquisition of Bryn Mawr Bank Corporation (“BMT”), the uncertain effects of public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company's Form 10-K for the year ended December 31, 2022, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core EPS, Core Net Income, Core Return on Equity (“ROE”), Core Efficiency %, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, tangible equity, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, Core Fee Revenue and Core Fee Revenue ratio. These non-GAAP measures also include the calculation of Effective AOCI and its related components, which are further defined in the Appendix. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non- GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

1Q 2023 Financial Highlights

	Reported		Core[1]	
$ in millions (except per share amounts)	**1Q23**	**4Q22**	**1Q23**	**4Q22**
EPS	$1.01	$1.37	$1.02	$1.38
ROA	1.27%	1.69%	1.27%	1.71%
Net Income[2]	$62.4	$84.4	$62.8	$85.5
PPNR %[1]	2.28%	2.51%	2.29%	2.54%
ROTCE[1]	21.19%	31.12%	21.32%	31.49%
NIM	4.25%	4.49%	4.25%	4.49%
Fee Revenue %[3]	25.6%	25.0%	25.8%	25.2%
Efficiency Ratio	54.0%	51.2%	53.9%	50.8%
ACL Ratio	1.28%	1.17%	1.28%	1.17%
Bank CET1	13.39%	12.86%	13.39%	12.86%

1Q 2023 Highlights:

- Customer deposit growth was flat prior to March 8th, and declined $201 million or 1% (5% annualized) in the full-quarter
- Net loan growth of $214 million or 2% (7% annualized)
- Loan-to-deposit ratio of 76%
- NIM of 4.25% reflects increasing deposit betas and wholesale funding mix partially offset by higher loan yields
- Diversified core fee revenue[1] of $63.7 million, increased 5% year-over-year; 7% year-over-year growth excluding sale of BMTIA
- Net credit costs of $29.0 million primarily driven by impacts of the economic uncertainty and forecast on the quarterly provision and net loan growth

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Tax-equivalent

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4 Deposit Balance Trends Deposits well diversified by product and Customer mix ($ in millions) Dec 2022 Mar 2022 1Q 2023 $ Growth 1Q 2023 % Growth Non-interest Demand $5,299 $5,739 $6,639 ($440) (8%) Interest Demand Deposits 3,159 3,347 3,292 (188) (6%) Savings 1,967 2,162 2,279 (195) (9%) Money Market 4,002 3,731 4,179 271 7% Total Core Deposits $14,427 $14,979 $16,389 ($552) (4%) Customer Time Deposits 1,453 1,102 1,156 351 32% Total Customer Deposits $15,880 $16,081 $17,545 ($201) (1%) Deposits by Product - 1Q 2023 vs 4Q 2022 Mar 2023 Total Customer Deposit Mix Consumer 46% Commercial 24% Small Business 18% Trust 7% Wealth 5% Customer Deposits By Business Line (in thousands) Accounts Avg. Balance Consumer 400.6 $18 Small Business 55.0 50 Commercial 13.9 275 Wealth 5.2 169 Trust 0.1 12,443 Total 474.8 $33 Non-interest and low interest DDA represent 53% of customer funding (WAC 23bps) 7% 7% 9% 37% 36% 38% 19% 21% 20% 37% 36% 33% 0% 20% 40% 60% 80% 100% 1Q22 4Q22 1Q23 Non-interest Interest-bearing Savings/MM Time

5 Loan Portfolio Trends • Commercial loan growth of $155 million, or 2% (7% annualized) driven by Commercial Mortgages and C&I • Commercial line utilization of 37.0% • Consumer loan growth moderated to $57 million primarily from Spring EQ partnership product (home equity loans) • Upstart portfolio flat at $237 million; 2% of Total Gross Loans Highly diversified loan portfolio Loan Portfolio Composition 1 C&I loans includes Owner-Occupied C&I Loans Commercial Mortgages (CRE) Construction Loans Commercial Leases Residential Mortgage Traditional Consumer Consumer Partnerships 28% 36% 8% 5% 7% 7% 9% Commercial 77% Resi-Mortgage 7% Consumer Lending 16% ($ in millions) Mar 2023 Dec 2022 Mar 2022 1Q23 $ Growth Annualized % Growth C & I Loans1 $4,443 $4,408 $4,384 $35 3% Commercial Mortgages (CRE) 3,473 3,351 3,361 122 15% Construction Loans 1,024 1,044 924 (20) (8%) Commercial Leases 577 559 491 18 13% Total Commercial Loans $9,517 $9,362 $9,160 $155 7% Residential Mortgage (HFS/HFI) 801 782 862 19 10% Consumer Loans 1,868 1,811 1,382 57 13% Total Gross Loans $12,186 $11,955 $11,404 $231 8% Loans - 1Q 2023 vs 4Q 2022

6 Flex, Warehouse, Self- Storage, General Industrial, 10% Special Use & Other, 3% Medical Office, 2% Residential 1-4, 15% Residential Multi-Family, 28% Office, 15% Retail, 27% 3 Commercial Loan Composition1 Hotels, 15% Other Services (except Public Admin), 10% Healthcare & Social Assistance, 9% Construction, 8% Manufacturing, 7% Retail Trade, 7% Finance & Insurance, 6% Professional, Science & Tech. Services, 5% Food Services, 5% Wholesale Trade, 4% Other, 17% C&I and Owner-Occupied $4.4 billion CRE Investor and Construction $4.5 billion 1 As defined by the North American Industry Classification System (NAICS) 2 Office CRE portfolio excludes Medical Office CRE 3 Net loan and leases 4 CBD is Central Business District Granular C&I, CRE, and Construction Portfolios • $662.7 million or 5.5% of loan portfolio3 • $1.9 million average loan size • 14 loans over $10 million each • Largest ~$28 million • 76% Suburban and 24% Urban • 8.2% of Office is located in CBD4 • ~82% of loans with recourse • Portfolio average LTV in the low 60% Office Portfolio2 2 Real Estate Rental and Leasing, 7%

7 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 0.07% 0.08% 0.15% 0.35% 0.80% 4.13% 4.40% 5.12% 5.98% 6.42% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Loans Ex PAA Yield Deposit Betas3 Net Interest Margin Trends Strong NIM driven by asset sensitive balance sheet, loan-to-deposit ratio of 76%, and diversified deposits Average Deposit Cost and Loan Yield 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are cumulative for the current cycle; Federal Funds Target rates are end-of-period value 21 3% 7% 15% 28% 0% 2% 4% 9% 19% 0.50% 1.75% 3.25% 4.50% 5.00% -3.00% -1.00% 1.00% 3.00% 5.00% 0% 10% 20% 30% 40% 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Fe de ra l F un ds T ar ge t R at e De po sit B et a Interest-bearing Dep Beta Total Dep Beta Fed Funds Target 3.01% 3.40% 3.99% 4.49% 4.25%

Liquidity Highlights

WSFS Financial Corporation

Diversified deposits with nearly 75% Insured/Protected balances;
Bolstered by significant Wholesale Funding Capacity

Liquidity	
Insured Deposits[1]	$10.1B
% of Total Customer Deposits	*64%*
Collateralized/Other Protected Deposits	$1.5B
% of Total Customer Deposits	*9%*
Total Protected Deposits[2]	$11.6B
% of Total Customer Deposits	*73%*
Readily Available/Secured Wholesale Capacity	$7.9B
% of Total Customer Deposits	*50%*
Wholesale Borrowed	$1.1B
% of Total Readily Avail./Secured	*13%*
% Readily Avail. and Secured Capacity / Unprotected Deposits	*186%*

- 73% of Customer deposits are protected with 64% insured
- Granular deposit base with less than 5% in single industry exposure
- Readily available/secured wholesale capacity nearly 2 times unprotected deposits
- $7.9 billion of readily available/secured wholesale funding includes:
    - $4.2 billion from FHLB, $2.1 billion from additional pledgeable assets, $1.3 billion from FRB, and $0.2 billion from BTFP
- $2.1 billion of uncommitted capacity is also currently available between Fed Funds and Brokered CDs, in addition to the readily available/secured wholesale funding capacity

[1] At the consolidated Corp. level
[2] Total protected deposits accounts for FDIC insured and collateralized/other protected deposits

8

9 Banking 21% Cash Connect 29% Wealth Management 48% Mortgage 2% • Well-diversified with over 25 discrete lines of business and products within our three main segments: Banking, Wealth Management, and Cash Connect® • Core fee revenue ratio of 25.8% provides earnings stability through interest rate and credit cycles, and economic environments • Core fee revenue totaled $63.7 million, including $30.9 million from Wealth Management Core Fee Revenue Diversified and resilient fee businesses generating a 25.8% Core fee revenue ratio Wealth Management: • Wealth Planning • Investment Strategies • Trust & Estate • Family Office • Structured Finance • Agency Services • Bankruptcy/Default • Philanthropic & Charitable giving • Cash Management • Tax Strategies Banking: • Deposit Service Charges • Credit/Debit & ATM • SBA Loan Sales • Loan Fees & Lease Fees • Capital Markets • Equity-investment earnings • Bank Owned Life Insurance (BOLI) related fee revenue Cash Connect: • WSFS ATMs • ATM Vault Cash • Armored Carrier Mgmt. • Smart Safes • Cash Forecasting & Reconcilement Services • Loss Protection Fees

10 Asset Quality 1 Prior to 1Q23, NPA included accruing TDRs 2 Concentration limits are based on relationship exposure, and Tier-1 + ACL; As of March 31, 2023 3 Based on relationship’s outstanding balances 4 Defined as the sum of CRE Investor and Construction (excluding Owner-Occupied) $618 $568 $473 $462 $417 28.79% 26.24% 23.17% 21.44% 18.65% 10% 15% 20% 25% 30% 35% 40% $300 $400 $500 $600 $700 $800 1Q22 2Q22 3Q22 4Q22 1Q23 M ill io ns Problem Assets % of Tier 1 capital plus ACL Problem Assets $38 $34 $37 $43 $33 0.18% 0.16% 0.19% 0.22% 0.16% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $20 $40 $60 $80 $100 1Q22 2Q22 3Q22 4Q22 1Q23 M ill io ns Nonperforming Assets % of Total Assets Nonperforming Assets1 $55 $60 $69 $61 $101 0.48% 0.52% 0.59% 0.51% 0.83% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% $0 $25 $50 $75 $100 $125 $150 $175 $200 1Q22 2Q22 3Q22 4Q22 1Q23 M ill io ns Delinquencies % of Gross Loans Delinquencies $3 $3 $3 $8 $120.12% 0.09% 0.11% 0.26% 0.40% 0.0% 0.2% 0.4% 0.6% 0.8% $0 $4 $8 $12 $16 $20 $24 1Q22 2Q22 3Q22 4Q22 1Q23 M ill io ns Net Charge-offs % of Avg. Gross Loans Net Charge-offs • Problem Assets: Continues post-COVID positive trend • Nonperforming Assets: Remain at stable levels • Delinquencies: Increased primarily due to two C&I long- term problem loan relationships, one still accruing • Net Charge-offs: Slightly higher Commercial charge-offs and normal maturation of NewLane and Upstart portfolios, along with lower recoveries in the quarter 1Q23 Performance • 21 distinct concentration limits; All in compliance • House limit of $100 million (one relationship > limit) • 20 Relationships over $50 million; <9% Gross Loans3 • CRE4 concentration: 222% (300% limit) • Construction concentration: 64% (100% limit) • Retail Unsecured concentration: 19% (20% limit) Concentration Limits2

11 0% 1% 2% 3% 4% 5% 6% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 4Q22 Forecast 1Q23 Forecast ACL Ratio 1 Source: Oxford Economics as of March 2023 2 Hotel loan balances are included in the C&I and Construction segments ACL Overview ACL by Segment Full-Year GDP forecast of 0.9% in 2023 and 0.6% in 20241 Full-Year Unemployment forecast of 4.1% in 2023 and 5.2% in 20241 1Q 2023 ACL Commentary 1.17% 1.28% GDP Growth by Quarter Unemployment by Quarter • Coverage ratio of 1.28% and 1.50% including estimated remaining credit mark on the acquired loan portfolio • ACL increased $17.3 million, or 11%, in 1Q 2023 primarily driven by the economic uncertainty and forecast • Net loan growth was offset by favorable migration in our problem assets -4% -3% -2% -1% 0% 1% 2% 3% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q23 4Q22 Forecast 1Q23 Forecast $80 $100 $120 $140 $160 $180 $200 12/31/2022 Economic Impact Net Loan Growth Migration Other 3/31/2023 1Q 2023 ACL ($mm) $18 $152 ($3) $169 ($5)$7 ($ millions) $ % $ % $ % C&I2 $59.6 2.44% $49.5 1.93% $53.5 2.09% Owner Occupied $6.1 0.33% $6.0 0.33% $6.1 0.33% CRE Investor $23.1 0.67% $21.5 0.64% $30.1 0.87% Construction2 $3.1 0.34% $7.0 0.67% $9.7 0.94% Mortgage $5.0 0.62% $4.7 0.61% $5.3 0.65% Leases $6.1 1.24% $9.9 1.77% $9.2 1.58% HELOC & HEIL $6.8 1.22% $8.7 1.34% $7.8 1.24% Consumer Partnerships $20.9 3.57% $41.1 4.28% $44.0 4.24% Other $5.6 1.76% $3.5 0.27% $3.5 0.27% TOTAL $136.3 1.19% $151.9 1.17% $169.2 1.28% March 31, 2022 December 31, 2022 March 31, 2023

12 Capital Performance All capital ratios remain well-capitalized when including Effective AOCI1 impact; Long-term disciplined policies on Investment Portfolio concentrations, IRR, and Capital support strength 1 Effective AOCI ($673.8) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($618.4M) 2 Investment portfolio value includes market value AFS and adjusted value of HTM 3 Weighted average duration of the MBS portfolio • Total securities (cost) as a percentage of assets of 26.0% • Portfolio to run off to 16% - 18% of total assets over time with $1.1B cashflows over the next 24 months • Investments are high quality, marketable investment grade securities with low credit risk and more than 95% in Agency MBS and Agency Notes Investments 9.77% 9.70% 11.03% 6.72% 3.62% 0.87% 3.53% 2.05% 13.39% 10.57% 14.56% 8.77% 0% 4% 8% 12% 16% Bank CET1 Bank Leverage Bank TRBC Corp. TCE Effective AOCI Well-capitalized Reported 1Q23 Capital Ratios with Effective AOCI Impact +/- 50bps Rate Sensitivity: • AOCI -/+ ~$80 million • All capital ratios impacted -/+ ~55bps Investment Portfolio2 $5.2B % of Total Assets 26% Effective AOCI ($673.8M) % of Inv. Portfolio (13%) Portfolio Duration3 6.0yrs Portfolio Cashflow per yr. ~$550M AFS $4.1B HTM $1.1B

2023 Core Outlook

WSFS Financial Corporation

	Original FY Core Outlook[1]	1Q23 Actuals	Commentary
Loan Growth	Mid-single digit growth	2% QoQ	Driven by CRE and moderated Consumer loan growth
Deposit Growth	Relatively flat	(1%) QoQ	Continued excess liquidity normalization
Net Interest Margin	Range of 4.35% - 4.45%;	4.25%	Higher loan yields, deposit betas and wholesale funding mix
Fee Revenue Growth	Mid-to-high single digit growth	5% YoY	Primarily related to Cash Connect growth; 7% excluding BMTIA sale
Provision Costs	0.40% - 0.50% of average loans	0.24% of average loans	Economic uncertainty and forecast, and net loan growth
Efficiency Ratio	Mid 50s	53.9%	Continued cost discipline
ROA[2]	+/- 1.50%	1.27%	Strong PPNR combined with credit costs
PPNR	+/- 2.30%	2.29%	Strong NIM and Fee Revenue

Original Outlook assumed a relatively flat interest rate environment and flat full-year GDP growth including a mild recession in 2H[3]

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy

[2] 25% effective tax rate assumed

[3] Source: Oxford Economics as of December 2022

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14 Non-GAAP Financial Information Appendix:

15 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the unrealized losses on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of unrealized losses on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net tangible income divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as core net tangible income divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of unrealized losses on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expenses; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets.

16 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2023 December 31, 2022 March 31, 2022 Net interest income (GAAP) $ 182,532 $ 193,886 $ 138,558 Core net interest income (non-GAAP) $ 182,532 $ 193,886 $ 138,558 Noninterest income (GAAP) $ 63,127 $ 64,880 $ 60,574 Plus: Unrealized loss on equity investments, net (4) (8) (3) Plus: Visa Derivative valuation adjustment (553) (592) — Core fee revenue (non-GAAP) $ 63,684 $ 65,480 $ 60,577 Core net revenue (non-GAAP) $ 246,216 $ 259,366 $ 199,135 Core net revenue (non-GAAP) (tax- equivalent) $ 246,859 $ 260,058 $ 199,349 Noninterest expense (GAAP) $ 133,045 $ 132,903 $ 174,457 Less: Corporate development expense 740 1,070 34,038 (Plus)/less: Restructuring expense (761) (319) 17,514 Core noninterest expense (non-GAAP) $ 133,066 $ 132,152 $ 122,905 Core efficiency ratio (non-GAAP) 53.9% 50.8% 61.7% Core fee revenue ratio (non-GAAP)(tax- equivalent) 25.8% 25.2% 30.4% Three Months Ended (dollars in thousands) March 31, 2023 December 31, 2022 March 31, 2022 Calculation of tangible common equity ratio: Total Assets (GAAP) $ 20,319,290 $ 19,914,755 $ 20,964,674 Less: Goodwill and other intangible assets 1,008,250 1,012,232 1,032,189 Total tangible assets (non-GAAP) $ 19,311,040 $ 18,902,523 $ 19,932,485 Total stockholders’ equity of WSFS (GAAP) 2,306,362 2,205,113 2,520,463 Less: Goodwill and other intangible assets 1,008,250 1,012,232 1,032,189 Total tangible common equity (non-GAAP) $ 1,298,112 $ 1,192,881 $ 1,488,274 Equity to asset ratio (GAAP) 11.35% 11.07% 12.02% Tangible common equity to tangible assets ratio (non-GAAP) 6.72% 6.31% 7.47%

Appendix: Non-GAAP Financial Information

(dollars in thousands, except per share data)	March 31, 2023	Three Months Ended December 31, 2022	March 31, 2022
GAAP net income attributable to WSFS	$ 62,404	$ 84,449	$ 3,804
Plus/(less): Pre-tax adjustments[1]	536	1,351	51,555
(Plus)/less: Tax impact of pre-tax adjustments	(134)	(308)	(12,344)
Adjusted net income (non-GAAP) attributable to WSFS	$ 62,806	$ 85,492	$ 43,015
Net income (GAAP)	$ 62,662	$ 84,435	$ 3,967
Plus: Income tax provision	20,941	28,032	1,737
Less: Provision for credit losses	29,011	13,396	18,971
PPNR (Non-GAAP)	$ 112,614	$ 125,863	$ 24,675
Plus/(less): Pre-tax adjustments[1]	536	1,351	51,555
Core PPNR (Non-GAAP)	$ 113,150	$ 127,214	$ 76,230
Average Assets	$ 20,002,438	$ 19,876,322	$ 21,019,892
PPNR % (Non-GAAP)	2.28%	2.51%	0.48%
Core PPNR % (Non-GAAP)	2.29%	2.54%	1.47%
GAAP return on average assets (ROA)	1.27%	1.69%	0.07%
Plus/(less): Pre-tax adjustments[1]	0.01	0.03	0.99
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	(0.01)	(0.23)
Core ROA (non-GAAP)	1.27%	1.71%	0.83%
Earnings per share (diluted)(GAAP)	$ 1.01	$ 1.37	$ 0.06
Plus/(less): Pre-tax adjustments[1]	0.01	0.02	0.79
(Plus)/less: Tax impact of pre-tax adjustments	—	(0.01)	(0.19)
Core earnings per share (non-GAAP)	$ 1.02	$ 1.38	$ 0.66

[1] Pre-tax adjustments include unrealized loss on equity investments, net, Visa derivative valuation adjustment, and corporate development and restructuring expense,

17

18 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2023 December 31, 2022 March 31, 2022 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 62,404 $ 84,449 $ 3,804 Plus: Tax effected amortization of intangible assets 2,880 2,925 2,980 Net tangible income (non-GAAP) $ 65,284 $ 87,374 $ 6,784 Average stockholders' equity of WSFS $ 2,260,262 $ 2,128,869 $ 2,722,263 Less: Average goodwill and intangible assets 1,010,645 1,014,985 982,800 Net average tangible common equity $ 1,249,617 $ 1,113,884 $ 1,739,463 Return on average equity (GAAP) 11.20% 15.74% 0.57% Return on average tangible common equity (non-GAAP) 21.19% 31.12% 1.58% Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 62,806 $ 85,492 $ 43,015 Plus: Tax effected amortization of intangible assets 2,880 2,925 2,980 Core net tangible income (non-GAAP) $ 65,686 $ 88,417 $ 45,995 Net average tangible common equity $ 1,249,617 $ 1,113,884 $ 1,739,463 Core return on average equity (non-GAAP) 11.27% 15.93% 6.41% Core return on average tangible common equity (non-GAAP) 21.32% 31.49% 10.72%

19 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) March 31, 2023 Calculation of Effective AOCI Unrealized lossses on AFS securities $ 510,522 Unrealized holding losses on securities transferred from AFS to HTM 104,338 Unrecognized fair value losses on HTM securities 58,943 Effective AOCI (non-GAAP) $ 673,803 Calculation of adjusted common equity Tier 1 capital Common equity Tier 1 capital $ 2,065,564 Less: Effective AOCI (non-GAAP) 673,803 Adjusted common equity Tier 1 capital (non-GAAP) $ 1,391,761 Risk Weighted Assets $ 15,428,927 Less: Debt Securities 1,176,517 Adjusted Risk Weighted Assets (non-GAAP) $ 14,252,410 Common equity Tier 1 capital 13.39% Adjusted common equity Tier 1 capital (non-GAAP) 9.77% Calculation of adjusted total risk-based capital Total risk-based capital $ 2,246,415 Less: Effective AOCI (non-GAAP) 673,803 Adjusted total risk-based capital (non-GAAP) $ 1,572,612 Risk Weighted Assets $ 15,428,927 Adjusted Risk Weighted Assets (non-GAAP) $ 14,252,410 Total risk-based capital 14.56% Adjusted total risk-based capital (non-GAAP) 11.03% Three Months Ended (dollars in thousands) March 31, 2023 Calculation of adjusted Tier 1 leverage Tier 1 capital $ 2,065,564 Less: Effective AOCI (non-GAAP) 673,803 Adjusted Tier 1 capital (non-GAAP) $ 1,391,761 Average assets $ 19,542,018 Less: Average debt securities 5,200,267 Adjusted average assets $ 14,341,751 Tier 1 leverage 10.57% Adjusted Tier 1 leverage (non-GAAP) 9.70% Calculation of adjusted TCE ratio Total tangible assets (non-GAAP) $ 19,311,040 Less: Debt securities 5,181,267 Adjusted tangible assets (non-GAAP) $ 14,129,773 Total tangible common equity (non-GAAP) $ 1,298,112 Less: Unrecognized fair value losses on HTM securities 58,943 Adjusted tangible common equity (non-GAAP) $ 1,239,169 Tangible common equity to tangible assets ratio (non-GAAP) 6.72% Adjusted tangible common equity to tangible assets ratio (non-GAAP) 8.77%